UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 24, 2007

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CHINA DIRECT, INC.

(Exact name of registrant as specified in its charter)

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Florida	0-26415	13-3876100
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

5301 North Federal Highway, Suite 120, Boca Raton, Florida 33487

(Address of principal executive offices) (Zip Code

Registrant’s telephone number, including area code (561) 989-9171

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry Into A Material Definitive Agreement

On August 24, 2007, our wholly owned subsidiary CDI China, Inc., a Florida corporation, entered into a material definitive agreement to sell its 60% equity interest in Big Tree Toys, Inc, a Florida corporation (“Big Tree”) to Sense Holdings, Inc. a Florida corporation (“Sense” or “SEHO”). Currently, our wholly owned subsidiaries China Direct Investments, Inc. and CDI Shanghai Management Co., Ltd. are engaged as consultants to Sense to assist them with acquisitions of entities in the People’s Republic of China.

Big Tree holds a 100% equity interest in Jieyang Big Tree Toy Enterprise Co., Ltd., a Chinese limited liability company located in Shantou City of the People’s Republic of China, which specializes in sourcing, quality control and logistics in the toy and entertainment related industry in China.

Under the terms of the agreement, we will sell Big Tree for a combination of cash and SEHO common stock as follows:

A.	$400,000 cash consideration on or before September 30, 2007.
B.	i.	2,500,000 SEHO common shares on or before September 30, 2007
ii.	2,500,000 SEHO common shares on or before December 31, 2007
iii.	2,500,000 SEHO common shares on or before March 31, 2008
iv.	2,500,000 SEHO common shares on or before June 30, 2008
C.	i.

2,500,000 SEHO common shares on or before September 30, 2008 conditional upon Big Tree revenues being equal or greater than $2,000,000 and not reporting a net income loss for the quarter ended June 30, 2008.

ii.

2,500,000 SEHO common shares on or before December 31, 2008 conditional upon Big Tree revenues being equal or greater than $2,000,000 and not reporting a net income loss for the quarter ended September 30, 2008.

iii.

2,500,000 SEHO common shares on or before March 31, 2009 conditional upon Big Tree revenues being equal or greater than $2,000,000 and not reporting a net income loss for the quarter ended December 31, 2008.

iv.

2,500,000 SEHO common shares on or before June 30, 2009 conditional upon Big Tree revenues being equal or greater than $2,000,000 and not reporting a net income loss for the quarter ended March 31, 2009.

A copy of the stock purchase agreement and press release announcing this transaction are furnished and attached hereto as Exhibit 10.1 and 99.1, respectively, and are incorporated herein by reference.

Item 9.01      Financial Statements and Exhibits

(d)	Exhibits
10.1	Stock Purchase Agreement by and between Sense Holdings, Inc., CDI China, Inc. and China Direct, Inc. dated August 24, 2007.
99.1	Press Release dated August 27, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  August 28, 2007

CHINA DIRECT, INC.

By:	/s/ DAVID STEIN David Stein, Chief Operating Officer